Exhibit 10.1

SBA Loan Number: 6258327208
SBA Loan Name: Falconstor, Inc.
RR U.S. Small Business Administration
U.S. Small Business Administration
NOTE
brad.wolfe@falconstor.com
SBA Loan #6258327208
SBA Loan Name Falconstor, Inc.
Date April 28, 2020
Loan Amount $754,000.00
Interest Rate Fixed rate of interest equal at all times to 1.00%
Borrower Falconstor, Inc.
Lender Peapack-Gladstone Bank
754000
1. PROMISE TO PAY:

In return for the Loan, Borrower promises to pay to the order of Lender the amount of $754,000.00, interest on the unpaid principal balance, and all other amounts required by this Note.

2. DEFINITIONS:

"Loan" means the loan evidenced by this Note.
"Loan Documents" means the documents related to this loan signed by Borrower.
"SBA" means the Small Business Administration, an Agency of the United States of America.

3. PAYMENT TERMS:

Borrower must make all payments at the place Lender designates. The payment terms for this Note are:
Initial Deferment Period: No payments are due on this loan for 6 months from the date of first disbursement of this Loan. Interest will continue to accrue during the deferment period.
Loan Forgiveness: Borrower may apply to Lender for forgiveness of the amount due on this Loan in an amount equal to the sum of the following costs incurred by Borrower during the 8-week period beginning on the date of first disbursement of this Loan:

a.	Payroll costs.

b.	Any payment of interest on a covered mortgage obligation (which shall not include any prepayment of or payment of principal on a covered mortgage obligation).

c.	Any payment on a covered rent obligation.

d.	Any covered utility payment.

The amount of loan forgiveness shall be calculated (and may be reduced) in accordance with the requirements of the Paycheck Protection Program, including the provisions of Section 1106 of the Coronavirus Aid, Relief, and
Economic Security Act (CARES Act) (P.L. 116-136). Not more than 25% of the amount forgiven can be attributable to non-payroll costs. If Borrower has received an EIDL advance, that amount shall be reduced from the loan forgiveness amount.

Maturity: This Note will mature two years from date of first disbursement of this Loan.

Repayment Terms: The interest rate on this Note is one percent (1%) per year. The interest rate is fixed and will not be changed during the life of the Loan.

Borrower must repay the Loan in eighteen (18) equal and consecutive monthly principal and interest payments in a sum sufficient to fully amortize the then outstanding balance of the Loan over the remaining months in the term of the Loan, beginning seven (7) months from the month this Note is dated and every month thereafter; payments will be due on the same calendar day as the date of this Note in the months they are due.

Lender will apply each installment payment first to pay interest accrued to the day Lender received the payment, then to bring principal current, and will apply any remaining balance to reduce principal.

Loan Prepayment: Notwithstanding any provision in this Note to the contrary:

Borrower may prepay this Note at any time without penalty. Borrower may prepay 20 percent or less of the unpaid principal balance at any time without notice. If Borrower prepays more than 20 percent and the Loan has been sold on the secondary market, Borrower must: a. Give Lender written notice; b. Pay all accrued interest; and c. If the prepayment is received less than 21 days from the date Lender received the notice, pay an amount equal to 21 days interest from the date lender received the notice, less any interest accrued during the 21 days and paid under
b. of this paragraph. If Borrower does not prepay within 30 days from the date Lender received the notice,
Borrower must give Lender a new notice.

Non-Recourse. Lender and SBA shall have no recourse against any individual shareholder, member or partner of
Borrower for non-payment of the loan, except to the extent that such shareholder, member or partner uses the loan proceeds for an unauthorized purpose.

All remaining principal and accrued interest is due and payable 2 years from date of Note.

Late Charge: If a payment on this Note is more than 10 days late, Lender may charge Borrower a late fee of up to 5% of the unpaid portion of the regularly scheduled payment.

4. DEFAULT:

Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if
Borrower:

A.	Fails to do anything required by this Note and other Loan Documents;

B.	Defaults on any other loan with Lender;

C.	Does not preserve, or account to Lender's satisfaction for any proceeds of this Loan or use thereof;

D.	Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;

E.	Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;

F.	Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower's ability to pay this Note;

G.	Fails to pay any taxes when due;

H.	Becomes the subject of a proceeding under any bankruptcy or insolvency law;

I.	Has a receiver or liquidator appointed for any part of their business or property;

J.	Makes an assignment for the benefit of creditors;

K.	Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower's ability to pay this Note;

L.	Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender's prior written consent; or

M.	Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower's ability to pay this Note.

5. LENDER'S RIGHTS IF THERE IS A DEFAULT:

Without notice or demand and without giving up any of its rights, Lender may:

A.	Require immediate payment of all amounts owing under this Note;

B.	Collect all amounts owing from any Borrower; or

C.	File suit and obtain judgment.

6. LENDER'S GENERAL POWERS:

Without notice and without Borrower's consent, Lender may:

A.
Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other Loan Document. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance;

C.    Release anyone obligated to pay this Note; and

D.    Take any action necessary to collect amounts owing on this Note.
E.    Assign this Note and its rights hereunder.

7. WHEN FEDERAL LAW APPLIES:

When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

8. SUCCESSORS AND ASSIGNS; ELECTRONIC DELIVERY:
Under this Note, “Borrower” includes the successors of Borrower, and Lender includes its successors and assigns. Borrower explicitly consents to the electronic delivery and acceptance of the terms of this transaction evidenced by this Note. Borrower agrees that its present intent to be bound by this Note may be evidenced by electronically signed signature pages via digital transmission and is deemed to be valid execution and delivery as though an original ink signature. Until such time (if any) as Lender may legally transfer this Note as permitted hereby, the single, authoritative copy of this transferable record will be held by Lender.

9. GENERAL PROVISIONS; BORROWER’S CERIFICATIONS:

A.	All individuals and entities signing this Note are jointly and severally liable.

B.	Borrower waives all suretyship defenses.

C.	Borrower must sign all documents necessary at any time to comply with the Loan.

D.	Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.

E.	Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.

F.	If any part of this Note is unenforceable, all other parts remain in effect.

G.	To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor.

H.
Borrower will from time to time execute and deliver to Lender such documents, and take or cause to be taken, all such other or further action, as Lender may request pursuant to the Paycheck Protection Program, and as Lender may request in order to effect and confirm or vest more securely in Lender all rights contemplated by this Note.

I.	Borrower hereby represents and warrants that all statements made in their Borrower Application Form are true and correct and Lender is entitled to rely on those statements.

J.	If a SBA Authorization is issued and provided to the Borrower in the future in connection with this Loan, then Borrower will comply with the terms and conditions thereof.

K.	Borrower certifies to Lender:

a.
Borrower acknowledges that if Borrower defaults on the loan, SBA may be required to pay Lender under the SBA guarantee, and SBA may then seek recovery on the loan (to the extent any balance remains after loan forgiveness).

b.
Borrower will keep books and records in a manner satisfactory to Lender, furnish financial statements as requested by Lender, and allow Lender and SBA to inspect and audit books, records and papers relating to Borrower’s financial or business condition.

c.
Borrower will not, without Lender’s consent, changes its ownership structure, make any distribution of company assets that would adversely affect its financial condition, or transfer (including pledging) or dispose of any assets, except in the ordinary course of business.

10. STATE-SPECIFIC PROVISIONS:
Subject to paragraph 7, this Note shall be construed in accordance with and governed by the laws of the State of New Jersey.

All parties agree to the exclusive jurisdiction of any state or federal court located within the State of New
Jersey for the determination of any controversy arising under or in connection with this Note or the Loan
Documents, and the Borrower waives personal service of any summons, complaint, or other process in any action in any state or federal court located within the State of New Jersey and agrees that all service thereof may be made by certified or registered mail, return receipt requested.

THE BORROWER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY

CLAIM OR CAUSE OF ACTION ARISING HEREUNDER OR IN ANY WAY CONNECTED WITH OR
INCIDENTAL TO THE DEALINGS OF THE PARTIES WITH RESPECT TO THIS NOTE OR THE
TRANSACTIONS CONTEMPLATED HEREBY, WHETHER NOW EXISTING OR HEREAFTER
ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE BORROWER
HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE
DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THE BORROWER MAY FILE AN
ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN
EVIDENCE OF THE CONSENT OF THE BORROWERTO THE WAIVER OF ITS RIGHT TO TRIAL
BY JURY.

11. BORROWER'S NAME(S) AND SIGNATURE(S):
By signing below, each individual or entity becomes obligated under this Note as Borrower

Borrower: Falconstor, Inc.
By: ________________________________
Name: Charles Bradford Wolfe
Title: Owner
Date: ___________________________
Charles B Wolfe (May 5, 2020)

LOAN FORGIVENESS CERTIFICATION
In order to induce Peapack-Gladstone Bank ("Lender") to make a U. S. Small Business
Administration ("SBA") guaranteed Loan, SBA Loan Number 6258327208 ("Loan") to Falconstor,
Inc. (“Borrower"), Charles Bradford Wolfe (“I”), hereby certify to the Lender that:

1.	I am the Owner of the Borrower, and I have personal knowledge of the facts sworn to in this Certification.

2.	On or around April 20, 2020, Lender made the Loan to the Borrower in the principal amount of $754,000.00 pursuant to the Paycheck Protection Program (“PP Program”) under the CARES Act.

3.
I am required to provide the Lender and SBA with evidence that the proceeds of the Loan will be and/or have been used for payroll costs (“Eligible Payroll Costs”), payments of interest on mortgage obligations incurred before February 15, 2020, rent payments on leases dated before February 15, 2020, and utility payments under service agreements dated before February 15, 2020 (collectively the “Eligible Non-Payroll Costs”), over the eight-week period following the date of the PPP Loan (Eligible Payroll Costs and Eligible Non-Payroll Costs are collectively the “Authorized Purposes”).

4.
I hereby certify that (i) no part of the proceeds of the Loan will be and/or were used for an unauthorized purpose, (ii) the documentation supporting the Borrower’s request for loan forgiveness is true and correct, (iii) the amount for which forgiveness is requested was used to retain employees, (iv) that Borrower has accurately verified the payments for Eligible Payroll Costs under the PP Program, (v) and all documentation submitted and/or or to be submitted to support this Certification is true and accurate.

5.	I am aware that the Lender will rely upon the truth of the statements made by me in this Certification.
_______________________________
Charles Bradford Wolfe
Charles B Wolfe (May 5, 2020)
NOTICE OF PAYCHECK PROTECTION PROGRAM FORGIVENESS

1.
FOR PURPOSES OF PAYCHECK PROTECTION PROGRAM LOAN (the “PPP Loan”) FORGIVENESS, THE BORROWER WILL HAVE TO DOCUMENT THE PROCEEDS USED FOR PAYROLL COSTS IN ORDER TO DETERMINE THE AMOUNT OF FORGIVENESS. The Lender is not responsible to document the PPP Loan proceeds.

2.
The amount of loan forgiveness can be up to the full principal amount of the loan and any accrued interest. That is, the borrower will not be responsible for any loan payment if the borrower uses all of the loan proceeds for forgivable purposes described and employee and compensation levels are maintained.

3.	At least Seventy-five percent (75%) of PPP Loan proceeds shall be used to cover payrolls costs.

4.	No more than twenty-five percent (25%) of PPP Loan proceeds shall be attributable to non-payroll costs.

5.
The actual amount of loan forgiveness will depend, in part, on the total amount of payroll costs, payments of interest on mortgage obligations incurred before February 15, 2020, rent payments on leases dated before February 15, 2020, and utility payments under service agreements dated before February 15, 2020, over the eight-week period following the date of the PPP Loan. However, not more than 25 percent of the PPP Loan forgiveness amount may be attributable to non-payroll costs.

6.
Loan forgiveness will be provided for the sum of documented payroll costs, covered mortgage interest payments, covered rent payments, and covered utilities. As explained above, not more than 25 percent of the forgiven amount may be for nonpayroll costs.

7.
Proceeds from any advance up to $10,000.00 on an economic injury disaster loan (“Economic Injury Disaster Loan”) will be deducted from the loan forgiveness amount on the loan forgiveness amount on the PPP Loan.

8.	If PPP Loan proceeds are utilized for unauthorized purposes, the Small Business Association will direct the Borrower to repay those amounts.

9.
The Lender in its sole and absolute discretion will determine the amount of forgiveness based on the attestations of the Borrower and the truth and accuracy of the documentation provided by the Borrower. The Lender has no liability or recourse related to the forgivable feature of the PPP Loan offered by the Small Business Administration (the “SBA”).

10.	Notwithstanding the foregoing, SBA will issue additional guidance on loan forgiveness.

Notice of Forgiveness Documentation

IMPORTANT

The below information shall be presented to the bank or SBA for Loan Forgiveness:

1.	Copies of payroll tax reports file with the IRS (including Forms 941, 940, state income and unemployment tax filing reports) for the 8 week period following the original of the loan.

2.
Copies of payroll reports for each pay period for the 8 week period following the origination of the loan. Gross wages including PTO (which might include vacation, sick, and other PTO) should be reflected.

3.
Documentation reflecting the health insurance premiums paid by the company under a group health plan including owners of the company for the 8 week period following the origination of the loan should be provided. Copies of the monthly invoices should suffice.

4.
Documentation of all retirement plan funding by the employer for the 8 weeks following the origination of loan should be sufficient. Copies of workpapers, schedules and remittances to the retirement plan administrator should be available.

5.	Copies of all lease agreements for real estate and tangible personal property should be presented along with proof of payment during the 8 week period following the loan origination date.

6.
Copies of all statement of interest paid on debt obligations incurred prior to February 15, 2020 indicating payment amounts and proof of payment for the 8 week period following the loan origination date.

7.	Copies of cancelled checks, statements or other evidence of utilities paid during the "covered period" for the 8 week period following the loan origination date.

8.	Any and all additional documentation required by the Lender to support and document the use of the proceeds of the Loan

ACKNOWLEDGMENT OF RECEIPT
Date:         April 28, 2020

Borrower:    Falconstor, Inc.

SBA Loan Name: Falconstor, Inc.
SBA Loan No.: 6258327208

I have received a copy of the Notice of Paycheck Protection Program Forgiveness and Notice
of Forgiveness Documentation.

Borrower: Falconstor, Inc.
By: ___________________________
Name: Charles Bradford Wolfe
Title: Owner
Charles B Wolfe (May 5, 2020)

SBA Loan N umber: 6258327208
SBA Loan Name: Falconstor, Inc.

PGB NETACCESS BUSINESS APPLICATION
Your Identification Number will be mailed to you approximately 8 to 10 days from our receipt of your application.

Name of Business: Falconstor, Inc.
Mailing Address:
2 Huntington Quadrangle, Suite 1S20
City/State/Zip: Melville, NY 0
TIN (Tax Identification Number): 77-0216135
Email Address: brad.wolfe@falconstor.com

This agreement is between Peapack-Gladstone Bank and the customer(s) whose signature(s) appears on this application.

1.
Peapack-Gladstone Bank, the depository banking institution at which the accounts are maintained for customer, is subject to the terms and conditions governing the accounts, and the services performed in conjunction with the accounts as may be amended from time to time, and applicable Federal and New Jersey State laws and regulations.

2.	In addition to the authority Peapack-Gladstone Bank may have in other agreements, Peapack-Gladstone Bank has the authority:

◦
To honor any computer instruction relating to transfer of funds (including recurring payments) and to post such transfer to the appropriate accounts, payment of bills, stop payments or any other transaction Peapack-Gladstone Bank is authorized by agreement to complete on the customer’s behalf, without making any inquiry into amounts to transfer or any other inquiry.

◦	To pay service charges, whether monthly or otherwise, from the appropriate account(s).

◦	To assume that any computer instruction tendered is authentic, unless the customer informs Peapack-Gladstone Bank that said instructions are no longer to be honored by Peapack-Gladstone Bank.

Customer agrees to indemnify (reimburse for all losses and damages incurred) and hold harmless Peapack-Gladstone Bank from any and all claims, actions, causes of action, damages, losses and expenses resulting from the customer furnishing to a person or entity (individually and collectively, a “third person”) other than Peapack-Gladstone Bank and its employees account information, account identification number(s), social security number, tax identification number, account I.D., personal identification numbers, if customer and the third party uses the information to transfer funds from the accounts or for any other purpose not expressly authorized by this application. If customer does not use Internet Banking service for one year, access will automatically be terminated.

Signature(s) of Authorized Signer on Account: ____________________________________________

Date: __________________________

THIS SECTION TO BE COMPLETED BY PEAPACK-GLADSTONE BANK
Application accepted by: ______________________________________________________________
Processed by: ______________________________________________________________
Account Number: ______________________________________________________________
PGB NetAccess activated: ______________________________________________________________
PGB NetAccess ID#: ______________________________________________________________
Charles B Wolfe (May 5, 2020)
05/05/2020